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           DESCRIPTION OF NEWSOUTH VIRGINIA CAPITAL STOCK

     General. The Articles of Incorporation of the Company authorizes the issuance of up to 8,000,000 shares of NewSouth Virginia Common Stock and 1,000,000 shares of serial preferred stock, par value $.01 per share ("Preferred Stock"). As of March 29, 1999, there were 4,050,144 shares of NewSouth Virginia
Common Stock issued and outstanding.   No shares of Preferred
Stock have been issued. Each share of NewSouth Virginia Common Stock has the same relative rights and is identical in all respects with every other share of Common Stock.

     COMMON STOCK
     ------------

     Voting Rights. The holders of the Common Stock possess exclusive voting rights in the Company, except to the extent that shares of serial preferred stock issued in the future may have voting rights, if any. Each holder of shares of the Common Stock is entitled to one vote for each share held of record on all matters submitted to a vote of holders of shares of the Common Stock, without any right to cumulate voting in the election of directors.

     Dividends. The Company may, from time to time, declare dividends to the holders of the NewSouth Virginia Common Stock who will be entitled to share equally in any such dividends.

     Liquidation. In the event of a liquidation, dissolution or winding up of NewSouth Virginia, each holder of shares of NewSouth Virginia Common Stock would be entitled to receive, after payment of all debts and liabilities of NewSouth Virginia, a pro rata portion of all assets of NewSouth Virginia available for distribution to holders of NewSouth Virginia Common Stock. If any serial preferred stock is issued, the holders thereof may have a priority in liquidation or dissolution over the holders of the NewSouth Virginia Common Stock.

     No Preemptive Rights.  The Articles of Incorporation and
Bylaws do not grant preemptive rights for any shares of the NewSouth Virginia Common Stock or other securities of NewSouth
Virginia.

     SERIAL PREFERRED STOCK
     ----------------------

     The Articles of Incorporation authorize the Board of Directors to issue up to 1,000,000 shares of Preferred Stock by resolution from time to time in one or more series and to fix and state the designations, powers and preferences and relative, participating, optional and other special rights of such shares, including voting rights (which could be full or limited) and conversion rights. The Preferred Stock may rank prior to the Common Stock as to dividend rights, liquidation preferences, or both, and may have full or limited voting rights, and may be convertible into shares of the Common Stock. The Board of Directors has no present intention to issue any of the Preferred Stock. Should the Board of Directors of NewSouth Virginia subsequently issue Preferred Stock, no holder of any such stock shall have any preemptive right to subscribe for or purchase any stock or any other securities of NewSouth Virginia other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix.

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     ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION
     AND BYLAWS
---------------------------------------------------------------

     Certain provisions of the Company's Articles of Incorpora-tion and Bylaws may have the effect of deterring or preventing hostile takeovers, including those that might result in a premium over the then-current trading price, or delaying or preventing changes in control of management of the Company.

     Classified Board of Directors and Related Provisions. The Company's Articles of Incorporation provide that the Board of Directors is divided into three classes which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial appointment to office for terms of one year, two years and three years, respectively, and, upon reelection, will serve for terms of three years thereafter. Each director serves until his or her successor is elected and qualified. The Articles of Incorporation provide that a director may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote.

     Stockholder Vote Required to Approve Business Combinations with Principal Stockholders. The Company's Articles of Incor-poration require the approval of the holders of (i) at least 80% of the Company's outstanding shares of voting stock, and (ii) at least a majority of the Company's outstanding shares of voting stock, not including shares deemed beneficially owned by a "Related Person," to approve certain "Business Combinations" as defined therein, and related transactions. The increased voting requirements in the Company's Articles of Incorporation apply in connection with business combinations involving a "Related Person," except in cases where the proposed transaction has been approved in advance by two-thirds of those members of the Company's Board of Directors who are unaffiliated with the Related Person and who were directors prior to the time when the Related Person became a Related Person (the "Continuing Directors"). The term "Related Person" is defined to include any individual, corporation, partnership or other entity or affiliate thereof which owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of Common Stock of the Company. A "Business Combination" is defined to include (i) any merger or consolidation of the Company with or into a Related Person; (ii) any sale, lease exchange, transfer, or other disposition of all or a substantial part of the assets of the Company or of a subsidiary to a Related Person (the term "substantial part" is defined to include more than 25% of the Company's total assets); (iii) any merger or consolidation of a Related Person with or into the Company or a subsidiary of the Company; (iv) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of a Related Person to the Company or a subsidiary of the Company;
(v) the issuance of any securities of the Company or a subsidiary of the Company to a Related Person; (vi) the acquisition by the Company or a subsidiary of the Company of any securities of the Related Person; (vii) any reclassification of the Common Stock, or any recapitalization involving the Common Stock; and (viii) any agreement, contract or other arrangement providing for any of the above transactions.

     Limitations on Call of Meetings of Stockholders. The Company's Articles of Incorporation provide that special meetings of stockholders may only be called by the Company's Board of Directors or an appropriate committee appointed by the Board of Directors. Stockholders are not authorized to call a special meeting, and stockholder action may be taken only at a special or annual meeting of stockholders or by the written consent of all of the stockholders entitled to vote with respect to the matter.

     Absence of Cumulative Voting. The Company's Articles of Incorporation provide that there shall not be cumulative voting by stockholders for the election of the Company's directors. The absence of cumulative voting rights effectively means that the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all directors of the Company to be elected at that meeting, thus precluding minority stockholder representation on the Company's Board of Directors.


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     Restrictions on Acquisitions of Securities.  The Articles
of Incorporation provides that for a period of three years from the effective date of the conversion of NewSouth Bank (the "Bank") from mutual to stock form (i.e., until April 7, 2000), no person may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of the equity security of the Company, unless such offer or acquisition shall have been approved in advance by a two-thirds vote of the Company's Continuing Directors.

This provision does not apply to any employee stock benefit plan of the Company or to an underwriter or member of an underwriting or selling group involving the public sale or resale of securities of the Company or a subsidiary thereof; provided, that upon completion of the sale or resale, no such underwriter or member of the selling group is a beneficial owner of more than 10% of any class of equity securities of the Company. In addition, during such three-year period, no shares beneficially owned in violation of the foregoing percentage limitation, as determined by the Company's Board of Directors, shall be entitled to vote in connection with any matter submitted to stockholders for a vote. Additionally, the Articles of Incorporation provide for further restrictions on voting rights of shares owned in excess of 10% of any class of equity security of the Company beyond the expiration of the three-year period. Specifically, the Articles of Incorporation provide that if, at any time after three years from the Bank's conversion to stock form, any person acquires the beneficial ownership of more than 10% of any class of equity security of the Company, then, with respect to each vote in excess of 10%, the record holders of voting stock of the Company beneficially owned by such person shall be entitled to cast only one-hundredth of one vote with respect to each vote in excess of 10% of the voting power of the outstanding shares of voting stock of the Company which such record holders would otherwise be entitled to cast without giving effect to the provision, and the aggregate voting power of such record holders shall be allocated proportionately among such record holders. An exception from the restriction is provided if the acquisition of more than 10% of the securities received the prior approval by a two-thirds vote of the Company's Continuing Directors. Under the Company's Articles of Incorporation, the restriction on voting shares beneficially owned in violation of the foregoing limitations is imposed automatically. In order to prevent the imposition of such restrictions, the Board of Directors must take affirmative action approving in advance a particular offer to acquire or acquisition. Unless the Board took such affirmative action, the provision would operate to restrict the voting by beneficial owners of more than 10% of the NewSouth Virginia Common Stock in a proxy contest.

     Board Consideration of Certain Nonmonetary Factors in the Event of an Offer by Another Party. The Articles of Incorpora-tion of the Company direct the Board of Directors, in evaluating a Business Combination or a tender or exchange offer, to consi-der, in addition to the adequacy of the amount to be paid in connection with any such transaction, certain specified factors and any other factors the Board deems relevant, including (i) the social and economic effects of the transaction on the Company and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Company and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring person or entity; and (iii) the competence, experience and integrity of the acquiring person or entity and its or their management.

     Authorization of Preferred Stock. The Company's Articles of Incorporation authorize the issuance of up to 1,000,000 shares of Preferred Stock, which conceivably could represent an additional class of stock required to approve any proposed acquisition. The Company is authorized to issue Preferred Stock from time to time in one or more series subject to applicable provisions of law, and the Board of Directors is authorized to fix the powers, designations, preferences and relative, partici-pating, optional and other special rights of such shares, including voting rights and conversion rights. Issuance of the Preferred Stock could adversely affect the relative voting rights of holders of NewSouth Virginia Common Stock. In the event


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of a proposed merger, tender offer or other attempt to gain control of the Company that the Board of Directors did not approve, it might be possible for the Board of Directors to authorized the issuance of a series of Preferred Stock with rights and preferences that would impede the completion of such a transaction. An effect of the possible issuance of Preferred Stock, therefore, may be to deter a future takeover attempt. The Board of Directors has no present plans or understandings for the issuance of any Preferred Stock and does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Company and its stockholders. This Preferred Stock, none of which has been issued by the Company, together with authorized but unissued shares of NewSouth Virginia Common Stock (the Articles of Incorporation authorize the issuance of up to 8,000,000 shares of NewSouth Virginia Common Stock), also could represent additional capital required to be purchased by the acquiror.

     Procedures for Stockholder Nominations and Proposals for New Business. The Company's Articles of Incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to the Secretary of the Company not less than 30 or more than 60 days in advance of the meeting. The Articles of Incorporation further provide that if a stockholder seeking to make a nomination or a proposal for new business fails to follow the prescribed procedures, the chairman of the meeting may disregard the defective nomination or proposal. Management believes that it is in the best interests of the Company and its stockholders to provide sufficient time to enable management to disclose to stockholders information about a dissident slate of nominations for directors. This advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations should management determine that doing so is in the best interest of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted.

     Amendment of Bylaws. The Company's Articles of Incorpora-tion provide that the Company's Bylaws may be amended either by a two-thirds vote of the Company's Board of Directors or by the affirmative vote of the holders of not less than 80% of the outstanding shares of the Company's stock entitled to vote generally in the election of directors, after giving effect to any limits on voting rights. Absent this provision, Virginia law provides that a corporation's bylaws may be amended by the holders of a majority of the votes cast at a meeting where a quorum is present. The Company's Bylaws contain numerous provisions concerning the Company's governance, such as fixing the number of directors and determining the number of directors constituting a quorum. By reducing the ability of a potential corporate raider to make changes in the Company's Bylaws and to reduce the authority of the Board of Directors or impede its ability to manage the Company, this provision could have the effect of discouraging a tender offer or other takeover attempt where the ability to make fundamental changes through bylaw amendments is an important element of the takeover strategy of the acquiror.

     Amendment of Articles of Incorporation. The Company's Articles of Incorporation provide that specified provisions contained in the Articles of Incorporation may not be repealed or amended except upon the affirmative vote of not less than 80% of the outstanding shares of the Company's stock entitled to vote generally in the election of directors, after giving effect to any limits on voting rights. This requirement exceeds the two-thirds vote of the outstanding stock that would otherwise be required by Virginia law for the repeal or amendment of a provision of the Articles of Incorporation. The specific provisions are those (i) governing the calling of special meetings, the absence of cumulative voting rights and the requirement that stockholder action be taken only at annual or special meetings, (ii) requiring written notice to the Company of nominations for the election of directors and new business proposals, (iii) governing the number


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of the Company's Directors, the filling of vacancies on the
Board of Directors and classification of the Board of Directors,
(iv) providing the mechanism for removing directors, (v) limiting the acquisition of 10% or more of the capital stock of the Company (except, with the prior approval of the Continuing Directors of the Company), (vi) governing the requirement for the approval of certain Business Combinations involving a "Related Person," (vii) regarding the consideration of certain nonmonetary factors in the event of an offer by another party,
(viii) providing for the indemnification of directors, officers, employees and agents of the Company, (ix) pertaining to the elimination of the liability of the directors to the Company and its stockholders for monetary damages, with certain exceptions, for breach of fiduciary duty, and (x) governing the required stockholder vote for amending the Articles of Incorporation or Bylaws of the Company. This provision is intended to prevent the holders of less than 80% of the outstanding stock of the Company from circumventing any of the foregoing provisions by amending the Articles of Incorporation to delete or modify one of such provisions. This provision would enable the holders of more than 20% of the Company's voting stock to prevent amend-ments to the Company's Articles of Incorporation or Bylaws, even if such amendments were favored by the holders of a majority of the voting stock.